UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/29/2007

Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15281

Delaware	76-0233274
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal executive offices, including zip code)

(281) 719-3400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

The information in this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Current Report shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Repros Therapeutics Inc. announced today that the Company's President and CEO, Joseph Podolski, will present a corporate overview on Monday, November 5, 2007, at 9:45 a.m. Eastern Time during the CIBC 19th Annual Healthcare Conference. Mr. Podolski will also present on Tuesday, November 6, 2007, at 12:20 p.m. Eastern Time during the Acumen BioFin Rodman & Renshaw 9th Annual Healthcare Conference.

A copy of the Company's press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

Item 9.01.    Financial Statements and Exhibits

c. Exhibits
Exhibit
Number                Description
99.1                        Press Release dated October 29, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: October 29, 2007	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1